Exhibit 32.1







                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. 1350 (as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002), We, the undersigned, hereby certify that to the best of our knowledge the Annual Report on Form 10-KSB of The Reserve Petroleum Company for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  March  19,  2004                /s/  Mason  McLain
                                       -----------------------------------------
                                       Mason  McLain,  President
                                       (Chief  Executive  Officer)




Date:  March  19,  2004                /s/  James  L.  Tyler
                                       -----------------------------------------
                                       James  L.  Tyler
                                       2nd Vice President, Secretary/Treasurer
                                         (Chief  Financial  Officer)